UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2009 (March 9, 2009)
GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE TO FISCAL YEAR.
ITEM 7.01 REGULATION FD DISCLOSURE.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
INDEX OF EXHIBITS
EX-3.1
EX-4.1
EX-10.1
EX-10.2
EX-99.1

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Settlement Agreement with TRT Holdings
     On March 9, 2009, Gaylord Entertainment Company, a Delaware corporation (the “Company”), entered into a settlement agreement (the “TRT Agreement”) with TRT Holdings, Inc., a Delaware corporation (“TRT”), which had previously submitted notice to the Company of its intention to nominate four individuals for election to the Company’s Board of Directors (the “Board”) at the Company’s 2009 annual meeting of stockholders (the “2009 Annual Meeting”) and to solicit proxies for the election of such nominees.
     The TRT Agreement provides that, prior to the 2009 Annual Meeting, the Board will increase the size of the Board from nine to eleven directors. Under the terms of the TRT Agreement, TRT will be entitled to name two directors (the “TRT Nominees”) for nomination by the Board and inclusion in the Company’s proxy statement for each of the 2009 Annual Meeting, the Company’s 2010 annual meeting of stockholders (the “2010 Annual Meeting”) and the Company’s 2011 annual meeting of stockholders (the “2011 Annual Meeting”). The TRT Agreement provides that the TRT Nominees for the 2009 Annual Meeting will be Robert B. Rowling (“Rowling”) and David W. Johnson. The TRT Agreement also requires the Board to nominate seven incumbent directors, and two additional independent directors identified by the Nominating and Corporate Governance Committee after consultation with the Company’s stockholders. The TRT Agreement provides that one TRT Nominee will serve on each of the Executive Committee, which is being increased in size to five directors, the Human Resources Committee and the Nominating and Corporate Governance Committee of the Board. In addition, the TRT Agreement provides that the Board will not increase the size of the Board to more than eleven directors prior to the Company’s 2012 annual meeting of stockholders.
     By execution of the TRT Agreement, TRT withdrew its nominations to the Board that were set forth in TRT’s letter to the Company dated January 28, 2009 (subject to the Company’s compliance with certain terms of the TRT Agreement) and its demands for stockholder lists and certain books and records of the Company that were set forth in letters to the Company dated January 15, 2009, and January 23, 2009.
     Pursuant to the terms of the TRT Agreement, the Company entered into the Amended Rights Agreement (as defined below) concurrently with the execution of the TRT Agreement, as described below under “Amended Rights Agreement.” Additionally, in accordance with the terms of the TRT Agreement, the Board has adopted a resolution approving, for purposes of Section 203 of the Delaware General Corporation Law, the acquisition by TRT and its affiliates of additional shares of the Company’s common stock in excess of 15% of the outstanding stock of the Company and providing that TRT and its affiliates will not be an “interested stockholder” as defined by Section 203.
     Under the terms of the TRT Agreement, TRT is obligated to vote its shares for the full slate of nominees recommended by the Board for election at each of the 2009 Annual Meeting, the 2010 Annual Meeting and the 2011 Annual Meeting. Additionally, TRT and its affiliates are required to vote their shares at the 2009 Annual Meeting, the 2010 Annual Meeting, the 2011 Annual Meeting and any other meeting of the Company’s stockholders prior to the termination date of the agreement (i) in accordance with the recommendation of the Board on any stockholder proposal that is put to a vote of stockholders, and (ii) in favor of any proposal made by the Company unless Rowling (or any other TRT Nominee that is an affiliate of TRT) has voted against such proposal in his or her capacity as a member of the Board. These voting obligations will not, however, apply with respect to the voting of TRT’s shares in connection with an “extraordinary transaction” (as defined in the TRT Agreement).

     The TRT Agreement includes a standstill provision restricting TRT from taking certain actions from the date of the TRT Agreement through the termination date of the agreement, including the following:
•	acquiring beneficial ownership of any voting securities in an amount such that TRT would own 22% or more of the outstanding voting securities of the Company;

•	participating in any solicitation of proxies or making public statements in an attempt to influence the voting of the Company’s securities in opposition to the recommendation of the Board, initiating any shareholder proposals, seeking representation on the Board (except as contemplated by the TRT Agreement) or effecting the removal of any member of the Board (provided, that TRT will not be restricted from making a public statement regarding how it intends to vote or soliciting proxies in connection with an extraordinary transaction not involving TRT; and

•	acquiring any assets or indebtedness of the Company (other than bonds or publicly traded debt of the Company, subject to certain limitations set forth in the TRT Agreement).
     The TRT Agreement includes certain exceptions to the standstill provision, including if (i) TRT has been invited by the Board to participate in a process initiated related to the possible sale of the Company, (ii) TRT makes a Qualified Offer (as defined below under “Amended Rights Agreement”), or (iii) a third party has made an offer to acquire the Company under certain circumstances set forth in the TRT Agreement.
     The TRT Agreement also provides that each of the Company and TRT will not disparage the other party, subject to certain exceptions set forth in the TRT Agreement.
     The termination date under the TRT Agreement is the earliest to occur of (i) the consummation of a “Qualified Offer” as defined in the Amended Rights Agreement, (ii) May 15, 2011, (iii) the date of the last resignation of a TRT Nominee from the Board in accordance with the requirement under the TRT Agreement that TRT will not be entitled to any representation on the Board if TRT owns less than 5% of the Company’s stock, or (iv) a material breach of the TRT Agreement by the Company that is not cured by the Company within 30 days of notice of such breach by TRT (or, if such material breach or lack of cure is disputed by the Company, upon the rendering of an arbitral award finding such material breach or lack of cure).
     The foregoing description of the TRT Agreement is qualified in its entirety by reference to the TRT Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Letter Agreement with GAMCO Asset Management
     On March 9, 2009, the Company entered into a letter agreement (the “GAMCO Agreement”) with GAMCO Asset Management, Inc. (“GAMCO”), which had previously submitted notice to the Company of its intention to nominate four individuals for election to the Board at the 2009 Annual Meeting.
     The GAMCO Agreement provides that, prior to the 2009 Annual Meeting, the Board will increase the size of the Board from nine to eleven directors. Under the terms of the GAMCO Agreement, GAMCO will be entitled to name two directors (the “GAMCO Nominees”) for nomination by the Board and inclusion in the Company’s proxy statement for the 2009 Annual Meeting. The GAMCO Agreement provides that the GAMCO Nominees for the 2009 Annual Meeting will be Glenn Angiolillo and Robert S. Prather, Jr. In addition, the GAMCO Agreement provides that as long as any GAMCO Nominee is a member of the Board, the Company will appoint a GAMCO Nominee to each committee of the Board.

     By execution of the GAMCO Agreement, GAMCO withdrew (i) its nominations to the Board (subject to the Company’s compliance with the GAMCO Agreement) that were set forth in GAMCO’s letters to the Company dated February 3 and 5, 2009, and (ii) its stockholder proposal, dated August 18, 2008, recommending the redemption of the rights issued pursuant to the Original Rights Agreement (as defined below).
     The foregoing description of the GAMCO Agreement is qualified in its entirety by reference to the GAMCO Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Amended Rights Agreement
     On March 9, 2009, in accordance with the terms of the TRT Agreement and the GAMCO Agreement, the Company entered into an Amended and Restated Rights Agreement (the “Amended Rights Agreement”) with Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), which amends and restates the terms of the Rights Agreement dated as of August 12, 2008, between the Company and the Rights Agent (the “Original Rights Agreement”).
     The Amended Rights Agreement amends the Original Rights Agreement to: (i) increase the triggering ownership percentage from 15% to 22% of the Company’s outstanding shares of common stock; and (ii) include provisions that define and establish procedures in the event that the Company receives a “Qualified Offer.” Under the Amended Rights Agreement, a “Qualified Offer” is a tender or exchange offer for all of the Company’s outstanding common stock in which the same consideration per share is offered for all shares of common stock that (i) is fully financed, (ii) has an offer price per share exceeding the greater of (the “Minimum Per Share Offer Price”): (x) 25% of the 12-month moving average closing price of the Company’s common stock, and (y) 25% of the closing price of the Company’s common stock on the day immediately preceding commencement of the offer, (iii) generally remains open until at least the earlier of (x) 106 business days following the commencement of the offer, or (y) the business day immediately following the date on which the results of the vote adopting any redemption resolution at any special meeting of stockholders (as described below) is certified, (iv) is conditioned on the offeror being tendered at least 51% of our common stock not held by the offeror, (v) assures a prompt second-step acquisition of shares not purchased in the initial offer at the same consideration as the initial offer, (vi) is only subject to customary closing conditions, and (vii) meets certain other requirements set forth in the Amended Rights Agreement.
     The Amended Rights Agreement provides that, in the event that the Company receives a Qualified Offer, the Company’s Board of Directors may, but is not obligated to, call a special meeting of stockholders for the purpose of voting on a resolution to accept the Qualified Offer and to authorize the redemption of the outstanding rights issued pursuant to the provisions of the Amended Rights Agreement. Such an action by stockholders would require the affirmative vote of the holders of a majority of the shares of the Company’s common stock outstanding as of the record date for the special meeting (excluding for purposes of this calculation shares of the Company’s common stock owned by the person making the Qualified Offer). If either (i) such a special meeting is not held within 105 business days following commencement of the Qualified Offer or (ii) at such a special meeting the Company’s stockholders approve such action as set forth above, the Amended Rights Agreement provides that all of the outstanding rights will be redeemed.

     The foregoing description of the Amended Rights Agreement is qualified in its entirety by reference to the Amended Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
     The disclosures set forth under Item 1.01 and Item 5.03 are incorporated by reference into this Item 3.03.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     In connection with the TRT Agreement and the GAMCO Agreement, the Company will increase the size of its Board from nine to eleven directors. The nominees for election to the Board at the 2009 Annual Meeting will include seven current directors, TRT nominees Robert B. Rowling and David W. Johnson, and GAMCO nominees Robert S. Prather, Jr. and Glenn J. Angiolillo. The current directors who will stand for reelection are Colin V. Reed, Michael Bender, E. K. Gaylord II, Ralph Horn, Ellen Levine, Michael D. Rose and Michael I. Roth.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE TO FISCAL YEAR.
     Effective March 9, 2009, the Board of Directors of the Company amended the Company’s bylaws by adopting the First Amendment to the Company’s Second Amended and Restated By-Laws. This amendment added a sentence to the bylaws providing that if any instrument or agreement to which the Company is a party and that has been approved by the Board specifies a different voting standard for any matter to be considered at a meeting of the Company’s stockholders, that voting standard shall apply in addition to the requirements set forth in the bylaws.
     The foregoing description is a summary of the amendment to the By-Laws and is qualified in its entirety by reference to the First Amendment to Second Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 7.01 REGULATION FD DISCLOSURE.
     On March 9, 2009, the Company issued a press release announcing, among other things, the execution of the TRT Agreement, the GAMCO Agreement and the Amended Rights Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.
     The Company also reached an agreement in principle to settle the pending purported derivative and class action challenging the initial adoption of the Original Rights Agreement. The Company and NECA-IBEW Pension Fund, the plaintiffs in the action, together with their counsel Coughlin Stoia Geller Rudman and Robins LLP, have agreed that the changes to the Company’s Board of Directors and amendments to the Original Rights Agreement reflected in the Amended Rights Agreement will form the basis for that settlement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
          (d) Exhibits
3.1	First Amendment to Second Amended and Restated By-Laws.

4.1	Amended and Restated Rights Agreement, dated as of March 9, 2009, by and between Gaylord Entertainment Company and Computershare Trust Company, N.A., as Rights Agent, which includes the Form of Certificate of Designations of Series A Junior Participating Preferred Stock (Exhibit A), the Form of Rights Certificate (Exhibit B) and the Form of Summary of Rights to Purchase Preferred Shares (Exhibit C).

10.1	Settlement Agreement, dated March 9, 2009, by and between Gaylord Entertainment Company and TRT Holdings, Inc.

10.2	Letter Agreement, dated March 9, 2009, by and between Gaylord Entertainment Company and GAMCO Asset Management, Inc.

99.1	Press Release of Gaylord Entertainment Company dated March 9, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY
Date: March 10, 2009	By:	/s/ Carter R. Todd
		Name:	Carter R. Todd
		Title:	Executive Vice President, General Counsel and Secretary

INDEX OF EXHIBITS
3.1	First Amendment to Second Amended and Restated By-Laws.

4.1	Amended and Restated Rights Agreement, dated as of March 9, 2009, by and between Gaylord Entertainment Company and Computershare Trust Company, N.A., as Rights Agent, which includes the Form of Certificate of Designations of Series A Junior Participating Preferred Stock (Exhibit A), the Form of Rights Certificate (Exhibit B) and the Form of Summary of Rights to Purchase Preferred Shares (Exhibit C).

10.1	Settlement Agreement, dated March 9, 2009, by and between Gaylord Entertainment Company and TRT Holdings, Inc.

10.2	Letter Agreement, dated March 9, 2009, by and between Gaylord Entertainment Company and GAMCO Asset Management, Inc.

99.1	Press Release of Gaylord Entertainment Company dated March 9, 2009.